Exhibit 10.2
FIRST AMENDMENT TO PURCHASE AGREEMENT
          FIRST AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) dated as of January 24, 2007 by and among ROCKWELL AUTOMATION, INC., a corporation organized under the laws of Delaware (“Seller”), ROCKWELL AUTOMATION OF OHIO, INC., a corporation organized under the laws of Ohio (“Rockwell Ohio”), ROCKWELL AUTOMATION CANADA CONTROL SYSTEMS, a general partnership organized under the laws of the province of Ontario, Canada (“Rockwell Canada”), GRUPO INDUSTRIAS RELIANCE S.A. DE C.V., a company organized under the laws of Mexico (“Rockwell Mexico”), ROCKWELL AUTOMATION GMBH (formerly known as Rockwell International GmbH), a company organized under the laws of Germany (“Rockwell Germany”, and together with Rockwell Ohio, Rockwell Canada and Rockwell Mexico, the “RA Sub Sellers”) and BALDOR ELECTRIC COMPANY, a corporation organized under the laws of Missouri (“Buyer”).
W  I  T  N  E  S  S  E  T  H  :
          WHEREAS, Seller, the RA Sub Sellers and Buyer are parties to the Purchase Agreement dated as of November 6, 2006 (the “Agreement”); and
          WHEREAS, Seller, the RA Sub Sellers and Buyer desire to amend the Agreement as set forth herein;
          NOW, THEREFORE, in consideration of the premises, the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, the RA Sub Sellers and Buyer hereby agree as follows, effective as of November 6, 2006:
          SECTION 1 Capitalized Terms. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.
          SECTION 2 Amendment to Section 2.1. Section 2.1 of the Agreement is hereby amended by deleting therefrom the phrase “, effective as of the Effective Time”.
          SECTION 3 Amendments to Section 3.2(b). Section 3.2(b) of the Agreement is hereby amended by (a) inserting the phrase “or clauses (v) or (vi) below” in subsection (iv) thereof immediately following the phrase “any matters or items referred to in clauses (ii) or (iii) above”, (b) redesignating subsections (v) and (vi) thereof as subsections (vii) and (viii), respectively, and (c) inserting the following as subsections (v) and (vi) thereof:

     “(v) the Closing Statement will not include any amounts for liabilities (A) for, or in connection with or relating to, the Financing or any guarantee thereof, (B) for, or in connection with or relating to, indebtedness for borrowed money, (C) for, or in connection with or relating to, termination of any employee after the Closing Time,
(D) incurred by the Acquired Companies after the Closing Time outside of the Ordinary Course of Business, (E) incurred by the Acquired Companies after the Closing Time in connection with or relating to the closing of the transactions contemplated hereby or (F) of, or in connection with or related to, any entities merged into any of the Acquired Companies after the Closing Time;
     (vi) the Closing Statement will not include REC’s minority share interest in Rockwell Automation Asia Pacific Limited;”
          SECTION 4 Amendment to Section 4.1. The third sentence of Section 4.1 of the Agreement is hereby amended by deleting such sentence in its entirety and inserting in lieu thereof the following:
“The Closing, together with the passage to Buyer of title to the Shares assigned at the Closing and risk of loss with respect to the Business and the Shares, will be deemed to be effective at 10:00 a.m., Greenville, South Carolina time, on the Closing Date (the “Closing Time”) so long as the closing deliveries set forth in Sections 4.2 and 4.3 have been made at or before such time; provided, however, that if the closing deliveries set forth in Sections 4.2 and 4.3 have not been made at or before such time, the Closing Time will be the time that the closing deliveries set forth in Sections 4.2 and 4.3 have been made on the Closing Date, except that notwithstanding anything to the contrary contained herein, for tax and accounting purposes, the Closing will be deemed to be effective at 5:00 p.m., Greenville, South Carolina time, on the Closing Date (the “Effective Time”).”
          SECTION 5 Amendment to Section 4.2(i). Section 4.2(i) of the Agreement is hereby amended by deleting therefrom the phrase “the Effective Time” and inserting in lieu thereof the phrase “the Closing Time”.
          SECTION 6 Amendment to Section 8.1. The caption to Section 8.1 of the Agreement is hereby amended by deleting therefrom the phrase “the Effective Time” and inserting in lieu thereof the phrase “the Closing Date”.
          SECTION 7 Amendment to Section 8.6. Section 8.6 of the Agreement is hereby amended by deleting the phrase “the Effective Time” in all places it appears therein and inserting in lieu thereof in all such places the phrase “the Closing Time”.
          SECTION 8 Amendment to Section 8.7. Section 8.7 of the Agreement is hereby amended by deleting the phrase “the Effective Time” in all places it appears therein and inserting in lieu thereof in all such places the phrase “the Closing Time”.
          SECTION 9 Amendment to Section 8.8(b)(i). The second sentence of Section 8.8(b)(i) of the Agreement is hereby amended by deleting therefrom the phrase “the Effective Time” and inserting in lieu thereof the phrase “the Closing Time”.
          SECTION 10 Amendment to Section 8.10. Section 8.10 of the Agreement is hereby amended by deleting the phrase “the Effective Time” in all places it appears therein and inserting in lieu thereof in all such places the phrase “the Closing Time”.

          SECTION 11 Amendment to Section 8.11. Section 8.11 of the Agreement is hereby amended by inserting at the end thereof the following:
     ”(d) Anything contained herein to the contrary notwithstanding, if Seller or REC is unable to effectuate the transfer of REC’s minority share interest in Rockwell Automation Asia Pacific Limited to Rockwell Ohio prior to Effective Time as contemplated by Item 7 of Schedule 8.1(a), Buyer will cause REC to effectuate such transfer of REC’s minority share interest in Rockwell Automation Asia Pacific Limited to Rockwell Ohio as soon as practicable following the Closing Date (and will assist Seller in obtaining any necessary consents to effectuate such transfer).”
          SECTION 12 Amendment to Section 8.17(b)(iv). Section 8.17(b)(iv) of the Agreement is hereby amended by inserting the phrase “or the Closing” immediately following the phrase “expressly contemplates will survive the Effective Time”.
          SECTION 13 Amendment to Section 8.18. Section 8.18 of the Agreement is hereby amended by deleting the phrase “the Effective Time” in all places it appears therein and inserting in lieu thereof in all such places the phrase “the Closing Time”.
          SECTION 14 New Section 8.19. Clause (ii) of Section 8.19 of the Agreement is hereby amended by deleting therefrom the phrase “(provided that Buyer may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, no less advantageous to the insured than the current policies maintained by Seller and its Affiliates (including the Acquired Companies))” and inserting in lieu thereof the phrase “(provided that Buyer may substitute therefor policies with coverage of at least $25,000,000 and containing terms and conditions which are, in the aggregate, no less advantageous to the insured than the current policies maintained by Seller and its Affiliates (including the Acquired Companies))”.
          SECTION 15 New Section 8.22. The following is hereby inserted as Section 8.22 of the Agreement:
     “SECTION 8.22 Conduct of Business Between the Closing Time and the Effective Time. On the Closing Date, between the Closing Time and the Effective Time, Buyer will, and will cause the Acquired Companies to, (a) conduct the Business solely in the Ordinary Course of Business, except that the Acquired Companies may enter into agreements in connection with the Financing and Buyer may merge shell companies holding no assets (other than minimal cash balances) or liabilities formed by Buyer prior to the Closing Date with and into REC, REC Holding and REC Technologies, and (b) use Cash only in connection with the operation of the Business in the Ordinary Course of Business. Without limiting the generality of the foregoing, on the Closing Date, between the Closing Time and the Effective Time, Buyer will not, and will cause the Acquired Companies not to, use Cash (x) to pay dividends or make distributions or payments to Buyer or any of its Affiliates, (y) in connection with or relating to the closing of the transactions contemplated hereby or (z) in connection with or relating to the Financing or any guarantee thereof or any merger of any entities into any Acquired Companies.”

          SECTION 16 Amendment to Section 9.1. Clause (ii) of the first sentence of Section 9.1 of the Agreement is hereby amended by deleting therefrom the phrase “(which Schedule 9.1 will be deemed to be amended to reflect the deletion of any such employees whose employment terminates prior to the Effective Time and the addition of any employees of Seller and its Affiliates (other than the Acquired Companies) who become engaged primarily in the Business with the consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed) between the date hereof and the Effective Time)” and inserting in lieu thereof the phrase “(which Schedule 9.1 will be deemed to be amended to reflect the deletion of any such employees whose employment terminates prior to the Closing Time and the addition of any employees of Seller and its Affiliates (other than the Acquired Companies) who become engaged primarily in the Business with the consent of Buyer (which consent will not be unreasonably withheld, conditioned or delayed) between the date hereof and the Closing Time)”.
          SECTION 17 Amendment to Section 13.8(a). The last sentence of Section 13.8(a) of the Agreement is hereby amended by deleting therefrom the phrase “the Effective Time” and inserting in lieu thereof the phrase “the Closing Time”.
          SECTION 18 Amendments to Schedule 1. Schedule 1 to the Agreement is hereby amended by (a) deleting the phrase “items 96 through 106” in the definition of “Retention Bonus Arrangements” and inserting in lieu thereof the phrase “items 96 through 108” and (b) deleting the phrase “the Effective Time” in all places it appears in the definitions of “Asbestos Liabilities” and “Special Indemnity Costs” and inserting in lieu thereof in all such places the phrase “the Closing Time”.
          SECTION 19 Amendment to Schedule 5.7. Schedule 5.7 to the Agreement is hereby amended by deleting such Schedule 5.7 in its entirety and inserting in lieu thereof Schedule 5.7 attached hereto.
          SECTION 20 Amendment to Schedule 5.18. Schedule 5.18 to the Agreement is hereby amended by deleting such Schedule 5.18 in its entirety and inserting in lieu thereof Schedule 5.18 attached hereto.
          SECTION 21 Reference to and Effect on the Agreement.
          (a) Each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any of such to be deemed to be a reference to the Agreement as amended hereby.
          (b) Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.
          SECTION 22 Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute a single instrument.

          SECTION 23 Governing Law. This Amendment will be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

ROCKWELL AUTOMATION, INC.
By:	/s/ Rondi Rohr-Dralle
	Name:	Rondi Rohr-Dralle
	Title:	Vice President, Corporate Development

ROCKWELL AUTOMATION OF OHIO, INC.
By:	/s/ Steven A. Eisenbrown
	Name:	Steven A. Eisenbrown
	Title:	President

ROCKWELL AUTOMATION CANADA CONTROL SYSTEMS
By:	/s/ Charles A. Cipolla
	Name:	Charles A. Cipolla
	Title:	President

GRUPO INDUSTRIAS RELIANCE S.A. de C.V.
By:	/s/ Douglas M. Hagerman
	Name:	Douglas M. Hagerman
	Title:	Authorized Representative

ROCKWELL AUTOMATION GMBH
By:	/s/ Timothy C. Oliver
	Name:	Timothy C. Oliver
	Title:	Director

[Signature Page Continued]

BALDOR ELECTRIC COMPANY
By:	/s/ Ed Ralston
	Name:	Ed Ralston
	Title:	Vice President, Finance and Treasurer